                          SUPPLEMENT TO PROSPECTUS FOR
                            MANUFACTURERS INVESTMENT
                             TRUST DATED MAY 1, 2004



     DEUTSCHE ASSET MANAGEMENT, INC. ("DeAM") - Real Estate Securities Trust

The following portfolio manager change has been made to the Real Estate Securities Trust:

John W. Vojticek, a former portfolio manager of the Real Estate Securities Trust, will be joining John F. Robertson, Jerry W. Ehlinger and Mark D. Zeisloft as a portfolio manager of the Real Estate Securities Trust at the end of September, 2004. Karen Knudson, one of the current portfolio managers, will be retiring at the end of September, 2004.

Mr. Vojticek has 8 years of investment experience in the real estate securities area as a trader, analyst and portfolio manager. Prior to rejoining DeAM in September, 2004, Mr. Vojticek spent 6 months at K.G. Redding and Associates as a real estate securities manager. Prior to working at K.G. Redding and Associates, Mr. Vojticek was employed at DeAM in various capacities in the real estate securities area including as a trader and as an analyst.

INTERNATIONAL INDEX TRUST

On June 18, 2004 the shareholders of the International Index Trust approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust by and in exchange for Series I and Series II shares of the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I. This transaction was effected immediately after the close of business on June 18, 2004.


SMALL-MID CAP GROWTH TRUST
SMALL-MID CAP TRUST
SELECT GROWTH TRUST
CORE VALUE TRUST
GLOBAL EQUITY SELECT TRUST

Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and Global Equity Select Trust are currently subject to the following expense reimbursement:

         Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

         o 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust;

         o        0.15% in the case of the Global Equity Select Trust

On May 18, 2004, the Adviser gave notice to the Trust that effective July 1, 2004 this expense reimbursement will be terminated.

The annual expenses of each portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*


                  MANAGEMENT                                                                         TOTAL TRUST ANNUAL
TRUST PORTFOLIO      FEES                  12b-1 FEES                    OTHER EXPENSES                   EXPENSES
---------------   ----------   ---------------------------------      --------------------    ---------------------------------

                                 SERIES I            SERIES II        SERIES I & SERIES II      SERIES I             SERIES II
                               ------------         ------------      --------------------    ------------         ------------
Small-Mid Cap
Growth Trust         0.80%             0.15%                0.35%                1.27%                2.22%                2.42%
Small-Mid Cap
Trust                0.95%             0.15%                0.35%                2.86%                3.96%                4.16%
Select Growth
Trust                0.80%             0.15%                0.35%                1.00%                1.95%                2.15%
Core Value Trust     0.80%             0.15%                0.35%                0.85%                1.80%                2.00%
Global Equity
Select Trust         0.90%             0.15%                0.35%                0.98%                2.03%                2.23%


*Portfolio net assets as of December 31, 2003 have been adjusted to reflect the subsequent redemption by the Lifestyle Trusts of their shares of the Small-Mid Cap Trust.

                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 24, 2004





       MITSUPP092404